EXHIBIT 10.22
                                 PROMISSORY NOTE

$600,000.00 AT CORAL SPRINGS, FLORIDA THIS 30TH DAY OF JANUARY, 1996.

         FOR VALUE RECEIVED, THE UNDERSIGNED (JOINTLY AND SEVERALLY, IF MORE THAN ONE) PROMISE TO PAY TO THE ORDER OF ANTHONY CIABATTONIO AT 5835 EASTERN AVENUE, SUITE 100, LOS ANGELES, CALIFORNIA 90040 OR AT SUCH OTHER PLACE WITHIN THE UNITED STATES AS THE HOLDER HEREOF MAY IN WRITING DESIGNATE, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE SUM OF SIX HUNDRED THOUSAND AND 00/100 ($600,000.00), TOGETHER WITH INTEREST THEREON FROM THE DATE HEREOF AT THE RATE OF THIRTEEN (13%) PERCENT PER ANNUM, PAYABLE AS FOLLOWS:

INTEREST DUE QUARTERLY AS FOLLOWSWITHIN NINETY (90) DAYS.

         IF ANY PAYMENT DUE HEREUNDER IS NOT MADE WITHIN THIRTY (30) DAYS FROM THE DATE IT IS DUE, THIS NOTE SHALL BE IN DEFAULT AND THE UNPAID BALANCE HEREUNDER SHALL BEAR INTEREST AT THE HIGHEST RATE PERMITTED BY LAW FROM THE DATE OF SUCH PAYMENT. IF THIS NOTE SHALL BE IN DEFAULT THEN, AT THE OPTION OF THE HOLDER HEREOF THE ENTIRE PRINCIPAL SUM REMAINING UNPAID, TOGETHER WITH ACCRUED INTEREST, SHALL BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT NOTICE, AND ANY FAILURE TO EXERCISE THIS OPTION SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT TO EXERCISE IT AT ANY OTHER TIME. UPON ANY DEFAULT HEREUNDER ALL PERSONS LIABLE HEREON JOINTLY AND SEVERALLY PROMISE TO PAY ALL COSTS OF COLLECTION WHETHER WITH OR WITHOUT SUIT INCLUDING REASONABLE ATTORNEY'S FEES, WHICH FEES SHALL INCLUDE ANY ARISING BY REASON OF APPELLATE PROCEEDINGS. PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST ARE HEREBY WAIVED BY ALL MAKERS AND ENDORSERS HEREOF. PAYMENTS HEREUNDER SHALL BE APPLIED FIRST TO ACCRUED INTEREST, WITH THE BALANCE, IF ANY, APPLIED TO PRINCIPAL. THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PENALTY.

         THIS NOTE IS PAYABLE IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

                                            PAYMENT GUARANTEED:

DATE:____________________                   _________________________________
                                            THOMAS E. POMPILIO, JR.


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STATE OF
COUNTY OF

         THE FOREGOING INSTRUMENT WAS SWORN AND SUBSCRIBED TO ME BY THOMAS E. POMPILIO, JR. WHO IS PERSONALLY KNOWN TO ME OR HAS PRODUCED ____________________ ON THIS _____ DAY OF ______________, 1995.

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NOTARY PUBLIC